Janus Aspen Series

Worldwide Portfolio

Supplement dated May 1, 2011
to Currently Effective Prospectuses
Dated May 1, 2011

Effective May 16, 2011, this supplement expires.

Effective through May 15, 2011, the following applies as noted.

1.	The following is the “Investment Objective” found in the Portfolio Summary section of the Prospectus for Worldwide Portfolio (the “Portfolio”):

Worldwide Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

2.	The following are the first, second, and third paragraphs under “Principal Investment Strategies” in the Portfolio Summary section of the Prospectus for the Portfolio:

Principal Investment Strategies

The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.